UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2024

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 19, 2024, Super Micro Computer, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC (the “Underwriter”), relating to an underwritten public offering (the “Offering”) of 2,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $875.00 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriter the right to purchase from the Company up to an additional 300,000 shares of Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”), exercisable within a 30-day period at the public offering price less underwriting discounts and commissions.

The Offering was made pursuant to an automatically effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2024 (File No. 333-278048) and a final prospectus relating to the Offering, filed with the SEC on March 20, 2024.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by such parties. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

A copy of the legal opinion, including the related consent, of DLA Piper LLP (US) relating to the legality of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

On March 22, 2024, the Offering closed and the Company completed the sale and issuance of 2,000,000 shares of Common Stock. The Company received net proceeds of approximately $1.73 billion, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 19, 2024, by and between Super Micro Computer, Inc. and Goldman Sachs & Co. LLC.

5.1	Opinion of DLA Piper LLP (US)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: March 22, 2024	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board